SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

              Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             JNL Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________






                                JNL SERIES TRUST

                 JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES
                  JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES
                       PPM AMERICA/JNL VALUE EQUITY SERIES

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1997

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the Best Western Governor's Inn, 6133 South Pennsylvania, Lansing, Michigan 48911 on April 24, 1997, at 9:30 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. a. To approve a change in sub-adviser for the JNL/Phoenix Investment Counsel Balanced Series and a proposed Amendment to the Sub-Advisory Agreement between Jackson National Financial Services, Inc. (the "Adviser") and PPM America, Inc.;

    b. To approve a change in sub-adviser for the JNL/Phoenix Investment Counsel Growth Series, a proposed Sub-Advisory Agreement between the Adviser and Putnam Investment Management, Inc. and a proposed Amendment to the Amended Investment Advisory and Management Agreement between the Trust and the Adviser which provides for a fee increase at certain breakpoints for the Growth Series;

    c. To approve a change in sub-adviser for the PPM America/JNL Value Equity Series, a proposed Sub-Advisory Agreement between the Adviser and Putnam Investment Management, Inc. and a proposed Amendment to the Amended Investment Advisory and Management Agreement between the Trust and the Adviser which provides for a fee increase at certain breakpoints for the Value Equity Series.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at the close of business on March 3, 1997, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

FOR:

     THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES AND A PROPOSED AMENDMENT TO THE SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL FINANCIAL SERVICES, INC. (THE "ADVISER") AND PPM

AMERICA, INC.;

THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES, THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND PUTNAM INVESTMENT MANAGEMENT, INC. AND THE PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE AT CERTAIN BREAKPOINTS; AND

THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE PPM AMERICA/JNL VALUE EQUITY SERIES, THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND PUTNAM INVESTMENT MANAGEMENT, INC. AND THE PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE AT CERTAIN BREAKPOINTS.

                                              By Order of the Board of Trustees,

March __, 1997

Lansing, Michigan                    THOMAS J. MEYER
                                     Secretary


                                JNL SERIES TRUST

                 JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES
                  JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES

                       PPM AMERICA/JNL VALUE EQUITY SERIES

                  5901 EXECUTIVE DRIVE, LANSING, MICHIGAN 48911

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 1997

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), of which the JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series and PPM America/JNL Value Equity Series (each a "Series" and collectively the "Series"), are separate series. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of each Series to be held jointly at the Best Western Governor's Inn, 6133 South Pennsylvania, Lansing, Michigan 48911, on April 24, 1997, at 9:30 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement, and the accompanying proxy card(s) were first mailed to Shareholders on or about March____, 1997.

The Trustees have fixed the close of business on March 3, 1997 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were ________________ Shares of the JNL/Phoenix Investment Counsel Balanced Series, ________________ Shares of the JNL/Phoenix Investment Counsel Growth Series and ________________ Shares of the PPM America/JNL Value Equity Series outstanding.

VOTING

The Agreement and Declaration of Trust for the JNL Series Trust dated June 1, 1994 (the "Declaration of Trust") provides that thirty percent of the aggregate number of Shares in any series that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series at a Shareholders' meeting.

The Declaration of Trust further provides that Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each series of the Trust owned by the Shareholder.

Shares which represent interests in a particular series of the Trust vote separately on those matters which pertain only to that series. The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, a vote of the "majority of the outstanding voting securities" of a series, which shall mean the lesser of (i) 67% or more of the Shares of the series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the series, is necessary to approve each of the proposals.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") to be issued by Jackson National Life Insurance Company ("Jackson National Life"). All shares of each Series of the Trust are owned by Jackson National Life. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), Jackson National Life will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of each Series of the Trust will be voted by Jackson National Life in accordance with voting instructions received from such Variable Contract owners. Jackson National Life will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to Jackson National Life's interest in the Trust. Jackson National Life has fixed the close of business on April 22, 1997, as the last day on which voting instructions will be accepted.

The costs of the Meeting will be paid by Jackson National Life. This Proxy is solicited by the Trustees.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

FOR THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES AND A PROPOSED AMENDMENT TO THE SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL FINANCIAL SERVICES, INC. (THE "ADVISER") AND PPM AMERICA, INC.; FOR THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES, THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND PUTNAM INVESTMENT MANAGEMENT, INC. AND THE PROPOSED AMENDMENT TO THE AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE AT CERTAIN BREAKPOINTS; AND FOR THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE PPM AMERICA/JNL VALUE EQUITY SERIES, THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND PUTNAM INVESTMENT MANAGEMENT, INC. AND THE PROPOSED AMENDMENT TO THE AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE AT CERTAIN BREAKPOINTS.

The Trust knows of no business other than that described in Proposals 1 and 2 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

This Proxy Statement and the accompanying form of proxy will first be mailed to Shareholders on or about March ___, 1997.

                                                PROXY SUMMARY TABLE

                                                                           BALANCED          GROWTH        VALUE EQUITY
PROPOSALS                                                                  SERIES            SERIES        SERIES
---------                                                                  ------            ------        ------------
1.a.  To approve a change in sub-adviser for the JNL/Phoenix                    X
      Investment Counsel Balanced Series and a proposed
      Amendment to the Sub-Advisory Agreement between
      Jackson National Financial Services, Inc. (the
      "Adviser") and PPM America, Inc.;

  b. To approve a change in sub-adviser for the JNL/Phoenix                                     X
     Investment Counsel Growth Series, a proposed Sub-
     Advisory Agreement between the Adviser and Putnam
     Investment Management, Inc. and a proposed Amendment to
     the Amended Investment Advisory and Management
     Agreement between the Trust and the Adviser which
     provides for a fee increase at certain breakpoints;

  c. To approve a change in sub-adviser for the PPM                                                             X
     America/JNL Value Equity Series, a proposed Sub-
     Advisory Agreement between the Adviser and Putnam
     Investment Management, Inc. and a proposed Amendment to
     the Amended Investment Advisory and Management
     Agreement between the Trust and the Adviser which
     provides for a fee increase at certain breakpoints;

2.   To transact such other business as may properly come                       X               X               X
     before the meeting or any adjournment thereof.

PROPOSAL 1A.

     TO APPROVE A CHANGE IN SUB-ADVISER FOR THE JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES ("BALANCED SERIES") AND A PROPOSED AMENDMENT TO THE SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL FINANCIAL SERVICES, INC. (THE "ADVISER") AND PPM AMERICA, INC.

A copy of the proposed Amendment to the Sub-Advisory Agreement between the Adviser and PPM America, Inc. ("PPM") (the "PPM Amendment") and the Investment Sub-Advisory Agreement dated February 17, 1995 between the Adviser and PPM are attached as Exhibit A hereto.

INFORMATION REGARDING THE PPM AMENDMENT

The Adviser serves as investment adviser to the Trust pursuant to the Amended Investment Advisory and Management Agreement, dated August 17, 1995 (the "Investment Advisory Agreement") attached hereto as Exhibit B. The Adviser's address is 5901 Executive Drive, Lansing, Michigan 48911. Under the Investment Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Investment Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

Pursuant to an Investment Sub-Advisory Agreement dated February 17, 1995, PPM currently furnishes sub-investment advisory services with respect to the PPM America/JNL Value Equity Series, the PPM America/JNL High Yield Bond Series and the PPM America/JNL Money Market Series of the Trust. The proposed PPM Amendment provides that PPM will act as sub-adviser to the Balanced Series effective May 1, 1997. The current sub-adviser for the Balanced Series is Phoenix Investment Counsel, Inc. ("Phoenix"). If approved, the name of this Series would be changed to PPM America/JNL Balanced Series effective May 1, 1997.

PPM is a Delaware corporation with principal offices at 225 West Wacker Drive, Chicago, IL 60606. The Sub-Adviser is a registered investment adviser with more than $32 billion in assets under management as of December 31, 1996. PPM, an affiliate of the Adviser, is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., ("PPM Ltd.") an investment management company engaged in global money management, which is in turn wholly owned by Prudential Corporation plc. PPM Ltd. and its subsidiaries manage over $150 billion in various currencies and markets.

The following table sets forth certain information concerning executive officers and directors of PPM America, Inc. who are each located at 225 West Wacker Drive, Chicago, IL:

                                                       POSITION WITH PPM
EXECUTIVE OFFICERS                                 AND PRINCIPAL OCCUPATION:
------------------------                           -----------------------------------
Russell William Swansen                            President and Director

Mark Bernard Mandich                               Vice President, Treasurer, Director
                                                   and Chief Compliance Officer

Fred John Stark III                                Senior Vice President, Secretary,
                                                   General Counsel and Director

The proposed PPM Amendment will decrease the amount of fees which are currently paid by the Adviser to the sub-adviser of the Balanced Series as indicated in the table below.

    NAME OF SERIES                  CURRENT SUB-ADVISORY FEE                           PROPOSED SUB-ADVISORY FEE
--------------------    -----------------------------------------         ------------------------------------------------
                        $0 to   $50 to   $150 to  $300     Over           $0 to    $50 to     $150 to    $300 to   Over
(*M - MILLION)          $50 M   $150 M   $300 M   $500 M   $500 M         $50 M    $150 M     $300 M     $500 M    $500 M
--------------          -----   ------   -------  ------   ------         -----    ------     ------     ------    ------
Balanced Series..        .50%     .40%    .30%      .25%     .20%          .25%     .20%       .175%      .15%      .125%

There will be no change in the rates of compensation for services rendered by PPM in connection with the PPM America/JNL High Yield Bond Series and the PPM America/JNL Money Market Series.

The aggregate amount of compensation paid by the Adviser to the sub-adviser of the Balanced Series for its services for the period January 1, 1996 through December 31, 1996 was $62,628.20. The amount that the Adviser would have paid had the proposed fee been in effect during such period is $31,314.13.

There will be a decrease in the overall advisory fee charged to the Balanced Series. The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by PPM to the Series. If approved, the proposed fee schedule will become effective on or about May 1, 1997.

PROPOSALS 1.B. AND C.

     TO APPROVE A CHANGE IN SUB-ADVISER FOR THE JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES ("GROWTH SERIES"), A CHANGE IN SUB-ADVISER FOR THE PPM AMERICA/JNL VALUE EQUITY SERIES ("VALUE EQUITY SERIES"), A PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND PUTNAM INVESTMENT MANAGEMENT, INC. AND A PROPOSED AMENDMENT TO THE AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE TRUST AND THE ADVISER WHICH PROVIDES FOR A FEE INCREASE AT CERTAIN BREAKPOINTS.

A copy of the proposed Sub-Advisory Agreement between the Adviser and Putnam Investment Management, Inc. ("Putnam") is attached as Exhibit C hereto (the "Putnam Sub-Advisory Agreement").

INFORMATION REGARDING THE PUTNAM SUB-ADVISORY AGREEMENT

Pursuant to the terms of the proposed Putnam Sub-Advisory Agreement, Putnam shall be responsible for the day to day investment management of the Growth Series and the Value Equity Series. The Putnam Sub-Advisory Agreement provides that Putnam shall make investment decisions for the respective Series and place orders on behalf of each of the Series to effect investment decisions in accordance with each Series' investment objectives and related policies, subject to the oversight and supervision of the Adviser and the policies of the Trust's Board of Trustees.

Putnam is a Massachusetts corporation with principal offices at One Post Office Square, Boston MA 02109. Putnam is a registered investment adviser. Putnam and its affiliates had approximately $173 billion in assets under management as of December 31, 1996. Putnam is a subsidiary of Putnam Investment , Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance, brokerage, employee benefit consulting and investment management.

The following table sets forth certain information concerning executive officers and directors of Putnam who are each located at One Post Office Square, Boston,
MA:

EXECUTIVE OFFICERS                    POSITION WITH PUTNAM AND PRINCIPAL OCCUPATION
-----------------------               ----------------------------------------------
Lawrence J. Lasser                    President and Director; Chief Executive Officer
                                      of Putnam Investments, Inc. and its subsidiaries

George Putnam                         Director; Chairman and President of the Putnam
                                      Funds

Gordon H. Silver                      Director; Senior Managing Director of Putnam
                                      Investments

As compensation for its services, the Adviser would pay Putnam a fee computed separately for each of the Series it sub-advises. The fee for each Series is stated as an annual percentage of the current value of the net assets of such Series. The proposed Putnam Sub-Advisory Agreement will increase the amount of fees which are currently paid by the Adviser to the sub-adviser of the Growth Series and the Value Equity Series. The following schedule indicates the proposed fees the Adviser would be obligated to pay Putnam out of the advisory fee it receives from each Series compared to the current sub-advisory fee arrangements:

     NAME OF SERIES                    CURRENT SUB-ADVISORY FEE                            PROPOSED SUB-ADVISORY FEE
----------------------    ---------------------------------------------       -------------------------------------------
                          $0 to   $50 to   $150 to    $300 to     Over        $0 to    $50 to    $150 to   $300 to  Over
(*M -- MILLION)           $50 M   $150 M    $300 M     $500 M     $500 M      $50 M    $150 M    $300 M    $500 M   $500 M
---------------           -----   ------    ------     ------      ----       -----    ------    ------    ------   ------
Growth                    .50%    .40%     .30%        .25%       .20%          .50%    .50%      .45%      .35%     .35%
Series........
Value Equity              .25%    .20%     .175%       .15%       .125%         .50%    .50%      .45%      .35%     .35%
Series..

The current sub-adviser for the Growth Series is Phoenix and the current sub-adviser for the Value Equity Series is PPM. If approved, the names of the Series would be changed to JNL/Putnam Growth Series and JNL/Putnam Value Equity Series effective May 1, 1997.

The aggregate amount of compensation paid by the Adviser to Phoenix for its services to the Growth Series for the period January 1, 1996 through December 31, 1996 was $44,864.01. The aggregate amount of compensation paid by the Adviser to PPM for its services to the Value Equity Series for the period January 1, 1996 through December 31, 1996 was $20,808.35. The amount that the Adviser would have paid had the proposed fees been in effect during such period is $44,864.01 for the Growth Series and $41,616.70 for the Value Equity Series.

The proposed fee schedule is comparable to fees charged by Putnam for other mutual funds which it advises, including fees in connection with other variable insurance products. The following is a summary of rates charged by Putnam for its services as adviser to mutual funds with objectives similar to those of the Series which would represent no change in compensation paid for the Growth Series and a 50% increase in compensation paid for the Value Equity Series:

NAME OF FUND                                           ASSET SIZE                 ANNUAL FEE RATE
                                                     (as of 1/31/97)
------------------------------------                  ----------------        ----------------------
COMPARABLE TO VALUE EQUITY SERIES

Putnam Equity Income Fund                              $   894,856,000            0.65% 1st $500 million
("Equity Income Fund")                                                            0.55% next $500 million
                                                                                  0.50% next $500 million
                                                                                  0.45% over $1.5 billion

The Putnam Fund for Growth                             $23,953,630,000            0.65% 1st $500 million
and Income                                                                        0.55% next $500 million
                                                                                  0.50% next $500 million
                                                                                  0.45% next $5 billion
                                                                                  0.425% next $5 billion
                                                                                  0.405% next $ 5 billion
                                                                                  0.390% next $ 5 billion
                                                                                  0.380% thereafter

Putnam Growth and Income Fund II                       $ 1,642,815,000            same as Equity Income Fund

Putnam New Value Fund                                  $   484,503,000            0.70% 1st 500 million
("New Value Fund")                                                                0.60% next $500 million
                                                                                  0.55% next $500 million
                                                                                  0.50% over $1.5 billion

Putnam Variable Trust -- Growth                        $ 6,049,256,000            same as New Value Fund and Income Fund
Fund

Putnam Variable Trust -- New Value                     $    15,126,000            same as New Value Fund
Fund

COMPARABLE TO GROWTH SERIES

Putnam American Renaissance Fund                       $     3,307,000            same as New Value Fund

Putnam Capital Appreciation Fund                       $   681,048,000            same as Equity Income Fund

Putnam Investors Fund                                  $ 1,617,248,000            same as Equity Income Fund

Putnam Vista Fund                                      $ 3,091,859,000            same as Equity Income Fund

Putnam Variable Trust -- Vista                         $    23,692,000            same as Equity Income Fund
Fund

As Putnam provides a full range of administrative services to the funds noted above in addition to portfolio management, Putnam does not consider the fees set forth above to be directly comparable to the fees it will receive as sub-adviser of the Value Equity and Growth Series.

Putnam also currently acts as sub-adviser to one mutual fund with investment objectives and policies similar to the Growth Series:

NAME OF FUND                                           ASSET SIZE                 ANNUAL FEE RATE
                                                      (as of 1/31/97)
-----------------------------                        ----------------           -------------------


COMPARABLE TO GROWTH SERIES

Allmerica Investment Trust --                          $   228,457,000            0.50% 1st $50 million
Select Growth Fund                                                                0.45% next $100 million
                                                                                  0.35% next $100 million
                                                                                  0.30% next $100 million
                                                                                  0.25% over $350 million

DESCRIPTION OF THE AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT

AGREEMENT ("ADVISORY AMENDMENT")

As stated above, the Adviser serves as investment adviser to the Trust pursuant to the Investment Advisory Agreement. A copy of the proposed Advisory Amendment is attached hereto as Exhibit D.

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Series. The fee for each Series is stated as an annual percentage of the current value of the net assets of the Series.

The proposed Advisory Amendment will increase the amount of fees which are currently paid to the Adviser by the Trust for the Growth Series and the Value Equity Series but will decrease the amount of fees currently paid to the Adviser by the Trust for the Balanced Series as indicated in the table below.

         SERIES                        CURRENT ADVISORY FEE                            PROPOSED ADVISORY FEE
--------------------      -------------------------------------------    ------------------------------------------
                          $0 to    $50 to   $150 to  $300 to  Over        $0 to   $50 to   $150 to   $300 to   Over
(*M -- MILLION)           $50 M    $150 M   $300 M   $500 M   $500 M      $50 M   $150 M   $300 M    $500 M    $500 M
---------------           -----    ------   ------   ------   ------      -----   ------   ------    ------    ----
Growth                    .90%     .85%     .80%     .75%    .70%         .90%    .90%    .85%       .80%      .80%
Series........
Value Equity              .75%     .70%     .675%    .65%    .625%        .90%    .90%    .85%       .80%      .80%
Series..

Balanced                  .90%     .80%     .75%     .70%    .65%         .75%    .70%    .675%      .65%      .625%
Series......

The aggregate amount of compensation paid to the Adviser for its services for the period January 1, 1996 through December 31, 1996 for each of the Series indicated and the amount that the Adviser would have received had the proposed fee been in effect during such period is set forth in the table below:

            SERIES               Aggregate Fee Received                     Pro Forma Fee under Proposed Fee Schedule
--------------------------      ---------------------------            -----------------------------------------------
(*M -- MILLION)

Growth Series..........                $ 80,316.11                                  $80,316.11
Value Equity Series....                $ 62,062.79                                  $74,475.34
Balanced Series........                $112,117.21                                  $93,431.02

The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by the Adviser to the Series. If approved, the proposed fee schedule will become effective on May 1, 1997.

BOARD OF TRUSTEES' EVALUATION

The Board, including the non-interested Trustees, has determined that the approval of the PPM Amendment, the Putnam Sub-Advisory Agreement and the Advisory Amendment on behalf of the Trust will enable the Trust to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.

The Board, at its February 20, 1997 meeting, reviewed the proposed fee schedules for PPM, Putnam and the Adviser. The Trustees were also presented with materials containing detailed fee schedules of other comparable accounts managed by PPM, Putnam and other investment advisers, including other investment companies and other mutual funds underlying insurance products.

In evaluating the PPM Amendment, the Putnam Sub-Advisory Agreement and the Advisory Amendment, the Board took into account the following factors: (i) the qualifications of PPM, Putnam and the Adviser to provide sub-advisory and investment advisory services, including the credentials and investment experience of their respective officers and employees; (ii) the range of services provided by PPM, Putnam and the Adviser and (iii) the appropriateness of the sub-advisory and advisory fees.

Based upon its review, the Board concluded that the PPM Amendment, the Putnam Sub-Advisory Agreement and the Advisory Amendment are in the best interest of the Trust and the Trust's Shareholders. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board, including a majority of the non-interested Trustees, approved the PPM Amendment, the Putnam Sub-Advisory Agreement and the Advisory Amendment and voted to recommend its approval to the Shareholders of the Trust.

REQUIRED VOTE

Approval of the PPM Amendment, the Putnam Sub-Advisory Agreement and the Advisory Amendment (collectively referred to as the "Advisory Agreements") requires the vote of a majority of the outstanding Shares of a Series as described under "Voting" herein. If the Advisory Agreements are not approved, the Trustees of the Trust will formulate or consider alternative plans with regard to the provision of sub-advisory and advisory services to the Series.


                            SUBSTANTIAL SHAREHOLDERS

As of the Record Date, all of the Shares of the Trust were owned by Jackson National Life and Jackson National Separate Account - I, a separate account of Jackson National Life. Pursuant to variable annuity contracts issued to Variable Contract owners, Jackson National Life has agreed to vote its shares in proportion to and in the name instructed by Variable Contract owners. On that date, the Officers and Trustees of the Trust together owned no Variable Contracts.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Trust's Annual Report to Shareholders, which includes audited financial statements of the Trust as of December 31, 1996, may be obtained without charge by calling (800) 322-8257 or writing to the JNL Series Trust Service Center, P.O. Box 25127, Lansing, MI 48909.

                                 OTHER BUSINESS

The  Trustees  know of no other  business  to be  brought  before  the  Meeting.
However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

All Shareholders are urged to mark, date, sign and return the Proxy Card in the enclosed envelope, which requires no postage if mailed in the United States.

                                    By Order of the Board of Trustees,

                                    Thomas J. Meyer
                                    Secretary

Dated: March ___, 1997
       Lansing, Michigan



                                    EXHIBIT A


                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.
                                       AND
                                PPM AMERICA, INC.


AMENDMENT effective as of May 1, 1997, by and between JACKSON NATIONAL FINANCIAL SERVICES, INC., a Delaware corporation and registered investment adviser ("Adviser"), and PPM AMERICA, INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

WHEREAS, Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement executed as of February 17, 1995 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

WHEREAS, the Agreement provides that the Adviser will pay the Sub-Adviser for the services provided and the expenses assumed pursuant to the Agreement a sub-advisory fee as set forth on Schedule B to the Agreement and the Sub-Adviser agrees to accept such sub-advisory fee as full compensation for such services and expenses; and

WHEREAS, effective May 1, 1997, the Adviser desires to appoint Sub-Adviser to provide and Sub-Adviser agrees to provide sub-investment advisory services to an additional investment portfolio of the JNL Series Trust and to terminate the Sub-Adviser's services with respect to an existing investment portfolio of the JNL Series Trust.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement shall be amended and replaced with Schedule A dated May 1, 1997, attached hereto.

     2. Schedule B to the Agreement shall be amended and replaced with Schedule B dated May 1, 1997, attached hereto.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this ____ day of ___________, 1997.

JACKSON NATIONAL FINANCIAL              PPM AMERICA, INC.
SERVICES, INC.


By:_________________________________    By:_________________________________


Name:      John A. Knutson              Name:
     -------------------------------         -------------------------------

Title:     President                    Title:
      ------------------------------          ------------------------------


                                   SCHEDULE A
                                DATED MAY 1, 1997
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.
                                       AND
                                PPM AMERICA, INC.




                         PPM America/JNL Balanced Series
                     PPM America/JNL High Yield Bond Series
                       PPM America/JNL Money Market Series




                                   SCHEDULE B
                                DATED MAY 1, 1997
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.
                                       AND
                                PPM AMERICA, INC.



                         PPM America/JNL Balanced Series

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
$0 to $50 Million                                           .25%
$50 Million to $150 Million                                 .20%
$150 Million to $300 Million                                .175%
$300 Million to $500 Million                                .15%
Amounts over $500 Million                                   .125%

                     PPM America/JNL High Yield Bond Series

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------

$0 to $50 Million                                           .25%
$50 Million to $150 Million                                 .20%
$150 Million to $300 Million                                .175%
$300 Million to $500 Million                                .15%
Amounts over $500 Million                                   .125%

                       PPM America/JNL Money Market Series

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------
$0 to $50 Million                                           .20%
$50 Million to $150 Million                                 .15%
$150 Million to $300 Million                                .125%
$300 Million to $500 Million                                .10%
Amounts over $500 Million                                   .075%



                        INVESTMENT SUB-ADVISORY AGREEMENT


AGREEMENT  executed as of February 17,  1995,  by and between  JACKSON  NATIONAL
FINANCIAL SERVICES, INC., a Delaware Corporation and registered investment adviser ("Adviser"), and PPM AMERICA, INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a "Fund") and collectively the "Funds").

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     (a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     (b) the Trust's By-laws and amendments thereto;

     (c) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

     (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

         (f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

         Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of Trust's Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended form time to time, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds.

The Sub-Adviser further agrees that it:

     (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

     (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Trust, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

     (d) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports form time to time as reasonably requested by Adviser;

     (e) will prepare and maintain such books and records with respect to the Funds' securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Board or Adviser may request;

     (f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

     (g) will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

     (h) will receive the research and recommendations of Adviser with respect to the investment and reinvestment of the assets of the Funds; and

     (i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Funds.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a- 2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Adviser recognizes and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Limitation of Liability. Adviser will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

10. Duration and Termination. This Agreement will become effective upon execution and, unless sooner terminated as provided herein, will continue in effect for two years from such date.

Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or by Adviser or on ninety days' written notice by the Sub-Adviser. this Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities",) "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Miscellaneous. The captions in this Agreement are included for convenience oaf reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provisions of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against Trust.

14. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                           JACKSON NATIONAL FINANCIAL
                                 SERVICES, INC.

                               By: /S/ JOHN A. KNUTSON
                                  ------------------------------------------

                               Name:      John A. Knutson
                                    ----------------------------------------

                               Title:     President
                                     ---------------------------------------


                               PPM AMERICA, INC.

                               By: /S/ MARK MANDICH
                                  -------------------------------------------

                               Name:      Mark Mandich
                                    -----------------------------------------

                               Title: Vice President Finance & Administration
                                      ---------------------------------------



                                   SCHEDULE A
                                     (Funds)


                       PPM America/JNL Value Equity Series

                       PPM America/JNL Money Market Series

                     PPM America/JNL High Yield Bond Series


                                SCHEDULE B
                              (Compensation)


                    PPM America/JNL Value Equity Series

               Average Daily Net Assets                                      Annual Rate
               ------------------------                                      -----------

      $0 to $50 Million:                                                        .25%
                                                                                ---
      $50 Million to $150 Million:                                              .20%
                                                                                ---
      $150 Million to $300 Million:                                             .175%
                                                                                ----
      $300 Million to $500 Million:                                             .15%
                                                                                ---
      Amounts over $500 Million:                                                .125%
                                                                                ----


                    PPM America/JNL Money Market Series

               Average Daily Net Assets                                      Annual Rate
               ------------------------                                      -----------

      $0 to $50 Million:                                                        .20%
                                                                                ---
      $50 Million to $150 Million:                                              .15%
                                                                                ---
      $150 Million to $300 Million:                                             .125%
                                                                                ----
      $300 Million to $500 Million:                                             .10%
                                                                                ---
      Amounts over $500 Million:                                                .075%
                                                                                ----




                   PPM America/JNL High Yield Bond Series

               Average Daily Net Assets                                      Annual Rate
               ------------------------                                      -----------

      $0 to $50 Million:                                                        .25%
                                                                                ---
      $50 Million to $150 Million:                                              .20%
                                                                                ---
      $150 Million to $300 Million:                                             .175%
                                                                                ----
      $300 Million to $500 Million:                                             .15%
                                                                                ---
      Amounts over $500 Million:                                                .125%
                                                                                ----





                                    EXHIBIT B

                                     AMENDED
                               INVESTMENT ADVISORY
                                       AND
                              MANAGEMENT AGREEMENT


     This AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of August 17, 1995 between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

     WHEREAS, the Trust on behalf of each of its investment series desires to retain Adviser to perform investment advisory and management services for the JNL Capital Growth Series, JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series, T. Rowe Price/JNL International Equity Investment Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, Salomon Brothers/JNL Global Bond Series, PPM America/JNL Value Equity Series, PPM America/JNL Money Market Series, and PPM America/JNL High Yield Bond Series, on the terms and conditions set forth herein; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for each of the above investment series of the Trust on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

                                  1. Series

     The Trust is authorized to issue shares in several separate investment series, with each series representing interests in a separate pool of securities and other assets (each series is hereinafter referred to as a "Series"), and currently offers shares of 14 such Series, which are JNL Capital Growth Series, JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series, T. Rowe Price/JNL International Equity Investment Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, Salomon Brothers/JNL Global Bond Series, PPM America/JNL Value Equity Series, PPM America/JNL High Yield Bond Series. It is recognized that additional Series may be added or current Series may be deleted in the future.

                                  2. Duties

     The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series of the Trust, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and principles for each Series set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Series by others including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

     With respect to the PPM America/JNL Money Market Series, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

     The Adviser may delegate certain of its duties under this Agreement with respect to a Series to s sub-adviser or sub-advisers, subject to the approval of the Trustees and a Series' shareholders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefore.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Series shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

                                  3. Expenses

     The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder record keeping and shareholder account service, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

                               4. Compensation

     As compensation for services for performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                                                $0 to             $50 to         $150 to        $300 to      Over
(*M-Million)                                    $50 M             $150 M         $300 M          $500 M      $500 M
                                                -----             ------         ------          ------      ------

JNL Capital Growth Series                          .95%            .95%           .90%            .85%           .85%

JNL Aggressive Growth Series                       .95%            .95%           .90%            .85%           .85%

JNL Global Equities Series                         1.00%           1.00%          .95%            .90%           .90%

JNL/Alger Growth Series                            .975%           .975%          .975%           .95%           .90%

JNL/Phoenix Investment Counsel                     .90%            .80%           .75%            .70%           .65%
Balanced Series

JNL/Phoenix Investment Counsel                     .90%            .85%           .80%            .75%           .70%
Growth Series

PPM America/JNL Value Equity Series                .75%            .70%           .675%           .65%           .625%

PPM America/JNL Money Market Series                .60%            .60%           .575%           .55%           .525%

PPM America/JNL High Yield                         .75%            .70%           .675%           .65%           .625%
Bond Series

Salomon Brothers/JNL Global                        .85%            .85%           .80%            .80%           .75%
Bond Series

Salomon Brothers/JNL U.S.                          .70%            .70%           .65%            .60%           .55%
Government & Quality Bond Series

T. Rowe Price/JNL Established                      .85%            .85%           .80%            .80%           .80%
Growth Series

T. Rowe Price/JNL Mid-Cap                          .95%            .95%           .90%            .90%           .90%
Growth Series

T. Rowe Price/JNL International                    1.10%           1.05%          1.00%           .95%           .90%
Equity Investment Series

     The Adviser's fee shall be accrued daily at 1/365th (1/366 in leap years) of the applicable annual rate set forth above. For the purposes of accruing compensation, the net assets of the Series shall be determined in the manner and on the dates set forth in the Prospectus of the Trust and, on days on which the net assets are not determined, the net asset figure to be used shall be as determined on the last preceding day on which the net assets shall have been determined.

     Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                     5. Purchase and Sale of Securities

     The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

     Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                             6. Term of Agreement

     This Agreement shall continue in full force and effect with respect to each Series of the Trust from the later of the effective date of the Registration Statement under the Securities Act of 1933 for the variable annuity contracts funded in Jackson National Separate Account - I or the date the contract is approved by the shareholders of such Series as required by the Act. If approved by the affirmative vote of a majority of the outstanding voting and securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year provided such continuance is approved at least annually (i) by the Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

                                7. Termination

     This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty
(60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                  8. Reports

     The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements requited to be filed pursuant to the Act and for the Trust's auditor's certification thereto. The Trust and the Adviser agree that in furtherance of the record keeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

     The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Trust.

                       10. Liability and Indemnification

     In the absence of willful misfeasance, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to the liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgement or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

     Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or by (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                              11. Miscellaneous

     Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually by binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the asset of any other Series for such purpose.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                JNL SERIES TRUST


                                By: /s/ JOHN A. KNUTSON
                                    __________________________
                                        John A. Knutson

                                Its: President & Chief Executive Officer
                                    _____________________________________


                                JACKSON NATIONAL FINANCIAL SERVICES, INC.


                                By: /s/ LARRY C. JORDAN
                                    ___________________________
                                        Larry C. Jordan

                                Its: Chief Operating Officer, Treasurer
                                        & Asst. Secretary
                                     __________________________________



                                    EXHIBIT C



                     FORM OF PROPOSED SUB-ADVISORY AGREEMENT

                                JNL Series Trust


                                [ Date __, 1997 ]



Jackson National Financial Services, Inc. (the "Adviser") confirms its agreement with Putnam Investment Management, Inc. (the "Sub-Adviser") with respect to the JNL/Putnam Growth Series and JNL/Putnam Value Equity Series (each a "Portfolio") of the JNL Series Trust (the "Fund") as follows:

     1.   Investment Description; Appointment

     The Fund employs the Adviser as the manager of the Portfolios pursuant to an Amended Investment Advisory and Management Agreement dated August 17, 1995, as amended (the "Management Agreement"), and the Fund and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolios. The investment objective(s), policies and limitations governing each Portfolio are specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") of the Fund filed with the Securities and Exchange Commission as part of the Fund's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Fund (the "Board"). Copies of the Prospectus and the Statement have been or will be submitted to the Sub-Adviser. The Adviser agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the Statement to the Sub-Adviser on an on-going basis. Until the Adviser delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement of
Additional   Information  as  previously  furnished  to  the  Sub-Adviser.   The
Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation, as set forth below.

     2.   Services as Sub-Adviser

     (a) Subject to the supervision, direction and approval of the Board and the Adviser, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of each Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (i) manage each Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the Statement; (ii) make investment decisions for each Portfolio; and (iii) place purchase and sale orders for portfolio transactions on behalf of each Portfolio; and (iv) employ professional portfolio managers and securities analysts who provide research services to each Portfolio. The Sub-Adviser shall not be responsible for the administrative affairs of the Fund, including, but not limited to, accounting for and pricing of the Portfolios. The Sub-Adviser will use its best efforts to manage each Portfolio so that it complies with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, as applicable to the Fund. The Adviser acknowledges and agrees that the Sub-Adviser's compliance with its obligations in the immediately preceding sentence will be based on information supplied by the Adviser including, but not limited to, portfolio lot allocation information. The Adviser agrees to supply all such information on a timely basis.

     In addition, the Sub-Adviser shall furnish the Adviser daily information concerning portfolio transactions and monthly, quarterly and annual reports concerning transactions and performance of each Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review each Portfolio and discuss the management of it from time to time with the Adviser and the Board.

     (b) Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of a Portfolio may be invested.

     (c) The Sub-Adviser shall maintain and preserve such records related to each Portfolio's transactions as are required of a Sub-Adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder reasonably requested by the Adviser to keep and preserve the books and records of each Portfolio. The Sub-Adviser will promptly supply to the Adviser copies of any such records upon request.

     3.  Brokerage

     In selecting brokers and dealers to execute transactions on behalf of a Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the relevant Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

     4.  Compensation

     In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser an annual fee calculated at the rates set forth in Exhibit A hereto of each Portfolio's average daily net assets; the fee is calculated daily and paid monthly. The fee for the period from the Effective Date (defined below) of the Agreement for a Portfolio to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement with respect to a Portfolio before the end of a month, the fee for such part of that month for that Portfolio shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of a Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

     5.  Expenses

     The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolios) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees, fees for necessary professional and brokerage services, costs relating to local administration of securities, fees for any pricing service, the costs of regulatory compliance, and costs associated with
maintaining  the  Fund's  legal  existence  and  shareholder relations.   The
Sub-Adviser shall only bear the expenses it has expressly agreed to assume under this Agreement.

     6.  Standard of Care and Indemnification

     In the performance of its duties, the Sub-Adviser will comply with the stated investment objectives, policies and restrictions of the Portfolios as set forth in the Prospectus and Statement and will in all material in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder.

     The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Adviser in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Fund or to the shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement ("Disabling Conduct"). Except for Disabling Conduct, the Adviser shall indemnify and hold the Sub-Adviser (and its officers, directors, employees, controlling persons, shareholders and affiliates) harmless from any liability arising from the Sub-Adviser's conduct under this Agreement.

     Notwithstanding the foregoing, the Sub-Adviser shall indemnify and hold the Adviser against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Fund which (1) result from the Disabling Conduct by the Sub-Adviser, any of its employees or representatives, or any affiliate of the Sub-Adviser, (2) result from a failure to comply with Section 2 of this Agreement, or (3) result from any untrue statement of a material fact contained in the Prospectus or Statement covering the shares of the Fund or a Portfolio, or any amendment or supplement thereto, or the omission to state therein a material fact known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund, or any affiliated person of the Adviser or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser for use in the Prospectus or Statement; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of its willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     Sub-Adviser will treat confidentially and as proprietary information of Fund all records and other information relative to the Fund maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (1) after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, (2) where required by law or required by a regulatory authority, or (3) for use in a performance composite where the Fund is not named.

     7. Term of Agreement

     This Agreement shall become effective for the JNL/Putnam Growth Series and JNL/Putnam Value Equity Series on May 1, 1997 (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the Investment Company Act of 1940 (the "1940 Act"). This Agreement is terminable, with respect to a Portfolio without penalty, on 60 days' written notice, by the Adviser, the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules hereunder) of the outstanding voting securities of such Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules hereunder).

     8.  Services to Other Companies or Accounts

     The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entitled, or accounts, and the Adviser has no objection to the Sub-Adviser's so acting, provided that whenever a Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Portfolio. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     9.  Representations

     Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action and that this Agreement does not violate any existing agreements or relationships between such party and any other party.

     The Adviser represents that, to the best of its knowledge, the post-effective amendment to the Registration Statement for the Fund filed with the Securities and Exchange Commission contains, as of the date hereof, no untrue material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

     The Sub-Adviser represents that it has reviewed the post-effective amendment to the Registration Statement for the Fund filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered.

     10.  Use of Name

     (a) The Adviser may use (and shall cause any of its affiliates including the Fund to use) the name "Putnam Investment Management, Inc.", "Putnam Investment Management", "Putnam Management" or "Putnam" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such times as this agreement shall no longer be in effect, the Adviser shall cease (and shall cause its affiliates to cease using) to use such a name or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Adviser acknowledges that the Fund has included the term "Putnam" in the names of the Portfolios through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment adviser.

     (b) The Adviser will not, and will cause its affiliates to not, refer to the Sub-Adviser or any affiliate in any prospectus, proxy statement or sales literature except with the written permission of the Sub-Adviser.

     (c) The Adviser will permit the Portfolio to be used as a funding vehicle only for Policies issued by Jackson National Life Insurance Company or any of its affiliates.

     (d) The Adviser will not (and will cause its affiliates to not) engage in marketing programs (written or otherwise) directed toward the Putnam Capital Managers contract ("PCM") which explicitly solicit transfers from PCM to the Adviser's products or those of its affiliates. The Adviser will not (and will cause its affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser's products or those of any of its affiliates. The Adviser will not (and will cause its affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of any deferred sales charges to encourage the transfer of assets from PCM to the Adviser's products or those of any affiliate. For the purposes of this Section 10(d), the term affiliate shall not include independent agents who are not employees of the Adviser or its corporate affiliates.

     11.  Miscellaneous

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

     In the event the Fund designates one or more series other than the Portfolio with respect to which the Fund and the Adviser wish to retain the Sub-Adviser to render investment advisory services hereunder, they shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Trust and the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

     If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                                   Very truly yours,

                                                   JACKSON NATIONAL FINANCIAL SERVICES, INC.


                                                   By:______________________________________
Accepted:______________________________
                                                   PUTNAM INVESTMENT MANAGEMENT, INC.


                                                   By:______________________________________



                                    Exhibit A

                                Sub-Advisory Fees


Portfolio                                                  Annual Rate
---------                                                  -----------
JNL/Putnam Growth Series                                   1st $150 m     0.50%
                                                           next $150 m    0.45%
                                                           over $300 m    0.35%

JNL/Putnam Value Equity Series                             1st $150 m     0.50%
                                                           next $150 m    0.45%
                                                           over $300 m    0.35%



                                    EXHIBIT D




                                FORM OF AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.


This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

WHEREAS, the Trust desires to retain the Adviser to perform investment advisory and management services for an additional Series of the Trust; and

WHEREAS, the names of three existing Series of the Trust will be changed effective May 1, 1997, and the Trust desires the Adviser to continue performing investment advisory and management services for these Series of the Trust; and

WHEREAS, the Adviser agrees to serve or continue serving as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. The Adviser shall serve as the investment adviser and business manager for the following investment series of the Trust on the terms and conditions set forth in the Agreement effective upon the initial capitalization of the Series:

                 JNL/Putnam World Opportunities Series

     2. Effective May 1, 1997, the Adviser shall continue serving as the investment adviser and business manager for the JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series and PPM America/JNL Value Equity Series at which date the names of these Series shall be changed to the PPM America/JNL Balanced Series, JNL/Putnam Growth Series and JNL/Putnam Value Equity Series, respectively.

     3. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                                                      $0 to        $50 to        $150 to       $300 to       Over
(*M - Million)                                        $50 M        $150 M        $300 M        $500 M        $500 M
                                                      -----        ------        ------        ------        ------

JNL/Putnam Growth Series                               .90%         .90%          .85%          .80%          .80%
JNL/Putnam Value Equity Series                         .90%         .90%          .85%          .80%          .80%
JNL/Putnam World Opportunities Series                 1.40%        1.40%         1.35%         1.25%         1.25%
PPM America/JNL Balanced Series                        .75%         .70%          .675%         .65%          .625%

     4. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the ____ day of ____________, 1997.

                                  JNL SERIES TRUST


                                  By:
                                     -----------------------------------------

                                  Name:         John A. Knutson
                                       ---------------------------------------

                                  Title:        President
                                        --------------------------------------


                                  JACKSON NATIONAL FINANCIAL SERVICES, INC.


                                  By:
                                     -----------------------------------------

                                  Name:         Larry C. Jordan
                                       ---------------------------------------

                                  Title: Chief Operating Officer and Treasurer
                                         -------------------------------------





                                    PROXY
                 JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES
                                      OF
                               JNL SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 1997


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the JNL/Phoenix Investment Counsel Balanced Series of JNL Series Trust ("Trust") hereby appoints ______________________________________________, or any one
of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 24, 1997 at the Best Western Governor's Inn, 6133 South Pennsylvania, Lansing, Michigan at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1.a. To  approve a change in sub-adviser for the JNL/Phoenix Investment
     Counsel Balanced Series and a proposed Amendment to the Sub-Advisory Agreement between Jackson National Financial Services, Inc. (the "Adviser") and PPM America, Inc.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

      Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1997


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


JNL/PHOENIX INVESTMENT COUNSEL BALANCED SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Series:

JACKSON NATIONAL SEPARATE ACCOUNT - I

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________





                                    PROXY
                 JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES
                                      OF
                               JNL SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 1997


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the JNL/Phoenix Investment Counsel Growth Series of JNL Series Trust ("Trust") hereby appoints ______________________________________________, or any one
of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 24, 1997 at the Best Western Governor's Inn, 6133 South Pennsylvania, Lansing, Michigan at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1.b.  To approve a change in sub-adviser for the JNL/Phoenix Investment
      Counsel Growth Series, a proposed Sub-Advisory Agreement between the Adviser and Putnam Investment Management, Inc. and a proposed Amendment to the Investment Advisory and Management Agreement between the Trust and the Adviser which provides for a fee increase at certain breakpoints;

      FOR (            )  AGAINST (            )  ABSTAIN (           )

      Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1997


                           Jackson National Life Insurance Company


                           ___________________________________________________
                           Name of Insurance Company


                           ___________________________________________________
                           Name and Title of Authorized Officer


                           ___________________________________________________
                           Signature of Authorized Officer


JNL/PHOENIX INVESTMENT COUNSEL GROWTH SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Series:

JACKSON NATIONAL SEPARATE ACCOUNT - I

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________




                                    PROXY
                       PPM AMERICA/JNL VALUE EQUITY SERIES
                                      OF
                               JNL SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 1997


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the PPM America/JNL Value Equity Series of JNL Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 24, 1997 at the Best Western Governor's Inn, 6133 South Pennsylvania, Lansing, Michigan at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1.c. To approve a change in sub-adviser for the PPM America/JNL Value Equity Series, a proposed Sub-Advisory Agreement between the Adviser and Putnam Investment Management, Inc. and a proposed Amendment to the Investment Advisory and Management Agreement between the Trust and the Adviser which provides for a fee increase at certain breakpoints.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

      Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1997


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


PPM AMERICA/JNL VALUE EQUITY SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Series:

JACKSON NATIONAL SEPARATE ACCOUNT - I

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________


[NAME OF SERIES] ("Series")


           INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                JNL SERIES TRUST TO BE HELD ON APRIL 24, 1997
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                   JACKSON NATIONAL LIFE INSURANCE COMPANY


The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all shares of the above-referenced Series of JNL SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on April 24, 1997, at the Best Western Governor's Inn, 6133
South Pennsylvania, Lansing, Michigan and at any adjournment thereof, as indicated on the reverse side.

                           Dated:______________________________________, 1997


                           __________________________________________________
                                              Signature(s)



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.



 FOR  AGAINST      ABSTAIN FROM
----  -----------  ------------

JNL/PHOENIX INVESTMENT COUNSEL
BALANCED SERIES ONLY

 [ ]          [ ]           [ ]1.a.   To approve a change in sub-adviser for
                                      the JNL/Phoenix Investment Counsel
                                      Balanced Series and a proposed Amendment
                                      to the Sub-Advisory Agreement between
                                      Jackson National Financial Services, Inc.
                                      (the "Adviser") and PPM America, Inc.

JNL/PHOENIX INVESTMENT COUNSEL
GROWTH SERIES ONLY

 [ ]          [ ]           [ ] 1.b.  To approve a change in sub-adviser for
                                      the JNL/Phoenix Investment Counsel Growth
                                      Series, a proposed Sub-Advisory Agreement
                                      between the Adviser and Putnam Investment
                                      Management, Inc. and a proposed Amendment
                                      to the Investment Advisory and Management
                                      Agreement between the Trust and the
                                      Adviser which provides for a fee increase
                                      at certain breakpoints.

PPM AMERICA/JNL VALUE EQUITY
SERIES ONLY

 [ ]          [ ]           [ ] 1.c.  To approve a change in sub-adviser for
                                      the PPM America/JNL Value Equity
                                      Series, a proposed Sub-Advisory Agreement
                                      between the Adviser and Putnam Investment
                                      Management, Inc. and a proposed Amendment
                                      to the Investment Advisory and Management
                                      Agreement between the Trust and the
                                      Adviser which provides for a fee increase
                                      at certain breakpoints.


                   IMPORTANT: Please sign on the reverse side.